UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2006

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	000-26749	11-2581812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Harbor Park Drive, Port Washington, New York 11050
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code
(516) 626-0007

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

Delay in Filing of Form 10-Q

          National Medical Health Card Systems, Inc. (“NMHC”) announced on November 7, 2006 that the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (“Form 10-Q”) will be delayed.  A copy of NMHC’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(d)           The following exhibits is furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press Release of National Medical Health Card Systems, Inc. dated November 7, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Medical Health Card Systems, Inc.

By:	/s/ Stuart Diamond
Name:	Stuart Diamond
Title:	Chief Financial Officer

Dated: November 8, 2006

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EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1	Press Release of National Medical Health Card Systems, Inc. dated November 7, 2006.